Exhibit 99.3

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      2000

Line
                                                           1st Qtr       2nd Qtr       3rd Qtr       4th Qtr     Total Year
                                                          ---------     ---------     ---------     ---------    ----------
       EARNINGS CONTRIBUTION BY SUBSIDIARY ($ MILLIONS)

1         Arizona Public Service                          $      33     $      96     $     124     $      54     $     307
2         Pinnacle West Energy                                   --            (1)           --            (1)           (2)
3         APS Energy Services                                    (2)           (2)           --            (9)          (13)
4         SunCor                                                  5             1             2             3            11
5         El Dorado                                              19            (3)           (9)           (5)            2
6         Parent Company                                         (1)           (1)           (1)           --            (3)
                                                          ---------     ---------     ---------     ---------     ---------

7            Income Before Accounting Change                     54            90           116            42           302

          Cumulative Effect of a Change in Accounting -
8         Net of Tax                                             --            --            --            --            --
                                                          ---------     ---------     ---------     ---------     ---------

9            Net Income                                   $      54     $      90     $     116     $      42     $     302
                                                          =========     =========     =========     =========     =========

       EARNINGS PER SHARE BY SUBSIDIARY - DILUTED

10        Arizona Public Service                          $    0.39     $    1.13     $    1.45     $    0.64     $    3.61
11        Pinnacle West Energy                                   --         (0.01)           --         (0.01)        (0.02)
12        APS Energy Services                                 (0.02)        (0.02)           --         (0.11)        (0.15)
13        SunCor                                               0.06          0.01          0.02          0.04          0.13
14        El Dorado                                            0.22         (0.04)        (0.10)        (0.06)         0.02
15        Parent Company                                      (0.01)        (0.01)        (0.01)           --         (0.03)
                                                          ---------     ---------     ---------     ---------     ---------

16           Income Before Accounting Change                   0.64          1.06          1.36          0.50          3.56

          Cumulative Effect of a Change in Accounting -
17        Net of Tax                                             --            --            --            --            --
                                                          ---------     ---------     ---------     ---------     ---------

18           Net Income                                   $    0.64     $    1.06     $    1.36     $    0.50     $    3.56
                                                          =========     =========     =========     =========     =========

19     BOOK VALUE PER SHARE                               $   26.29     $   27.00     $   28.01     $   28.09     $   28.09

       COMMON SHARES OUTSTANDING - DILUTED
20        Average                                            84,834        84,891        85,012        85,015        84,935
21        End of Period                                      84,723        84,727        84,779        84,715        84,715

See Glossary of Terms.

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      2000

Line
                                                                     1st Qtr      2nd Qtr      3rd Qtr      4th Qtr     Total Year
                                                                     --------     --------     --------     --------    ----------
       ELECTRIC OPERATING REVENUES
          (DOLLARS IN  MILLIONS)
       Retail
22        Residential                                                $    157     $    228     $    324     $    172     $    881
23        Business                                                        196          253          275          211          935
                                                                     --------     --------     --------     --------     --------
24           Total retail                                                 353          481          599          383        1,816
                                                                     --------     --------     --------     --------     --------
       Wholesale revenue on delivered electricity
25        Traditional contracts                                            12           18           75           16          121
26        Retail load hedge management                                      7           36          472           46          561
          Marketing and trading -- delivered
27           Generation other than native load                              9           13           14           80          116
28           Other delivered electricity marketing and trading (a)         56          134          408          276          874
                                                                     --------     --------     --------     --------     --------
29           Total delivered marketing and trading                         65          147          422          356          990
                                                                     --------     --------     --------     --------     --------
30        Total delivered wholesale electricity                            84          201          969          418        1,672
                                                                     --------     --------     --------     --------     --------
       Other marketing and trading
31        Realized margins on delivered commodities
             other than electricity (a)                                    (5)           1           (4)          (1)          (9)
32        Prior period mark-to-market (gains) losses realized
             upon delivery of commodities (a)                              --           --          (17)          (2)          (2)
33        Change in mark-to-market for future-period deliveries             7           25           10          (11)          14
                                                                     --------     --------     --------     --------     --------
34        Total other marketing and trading                                 2           26          (11)         (14)           3
                                                                     --------     --------     --------     --------     --------
35     Transmission for others                                              3            4            4            4           15
36     Miscellaneous services                                               4            8            7            7           26
                                                                     --------     --------     --------     --------     --------
37           Net electric operating revenues                         $    446     $    720     $  1,568     $    798     $  3,532
                                                                     ========     ========     ========     ========     ========

       ELECTRIC SALES (GWH)

       Retail sales
38        Residential                                                   1,876        2,371        3,506        2,028        9,781
39        Business                                                      2,737        3,379        3,674        2,964       12,754
                                                                     --------     --------     --------     --------     --------
40           Total retail                                               4,613        5,750        7,180        4,992       22,535
                                                                     --------     --------     --------     --------     --------
       Wholesale electricity delivered
41        Traditional contracts                                           331          391          538          351        1,611
42        Retail load hedge management                                    232          585        5,155          702        6,674
          Marketing and trading -- delivered
43           Generation other than native load                            396          215          163          720        1,494
44           Other delivered electricity marketing and trading          1,995        2,717        4,288        2,735       11,735
                                                                     --------     --------     --------     --------     --------
45           Total delivered marketing and trading                      2,391        2,932        4,451        3,455       13,229
                                                                     --------     --------     --------     --------     --------
46        Total delivered wholesale electricity                         2,954        3,908       10,144        4,508       21,514
                                                                     --------     --------     --------     --------     --------
47           Total electric sales                                       7,567        9,658       17,324        9,500       44,049
                                                                     ========     ========     ========     ========     ========

(a)  The net effect on net electric operating revenues from realization of prior-period mark-to-market included in line 37 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not revenue recognition. The arithmetic opposites of amounts included in line 32 are included in lines 28 and 31. For example, line 32 shows that a prior-period mark-to-market gain of $2 million was transferred to "realized" for the total year 2000. Lines 28 and 31 include amounts totaling $2 million of realized revenues for the year 2000.

See Glossary of Terms.

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      2000

Line
                                                                   1st Qtr     2nd Qtr     3rd Qtr     4th Qtr    Total Year
                                                                   -------     -------     -------     -------    ----------
       MARKETING AND TRADING PRETAX GROSS MARGIN ANALYSIS
          (DOLLARS IN  MILLIONS)
       GROSS MARGIN BY COMMODITY - PRETAX

48     Electricity                                                 $     7     $    61     $    28     $    32      $   128
49     Natural gas                                                      --          (1)          3           3            5
50     Coal                                                             --          --          (2)         --           (2)
51     Emission allowances                                              --          --          --          (5)          (5)
52     Other                                                            --          --          --          --           --
                                                                   -------     -------     -------     -------      -------
53        Total                                                    $     7     $    60     $    29     $    30      $   126
                                                                   =======     =======     =======     =======      =======

       GROSS MARGIN COMPONENTS - PRETAX

       Current Period Effects
          Realized margin on delivered commodities
             Electricity
54             Generation other than native load                   $     2     $     6     $     7     $    39      $    54
55             Other electricity marketing and trading (a)               3          28          33           5           69
                                                                   -------     -------     -------     -------      -------
56             Total electricity                                         5          34          40          44          123
57           Other commodities (a)                                      (5)          1          (4)         (1)          (9)
                                                                   -------     -------     -------     -------      -------
58           Total realized margin                                      --          35          36          43          114
          Prior-period mark-to-market (gains) losses transferred
             to "realized" upon delivery of commodities (b)
59           Electricity (a)                                            --          --         (18)         (2)          (2)
60           Other commodities (a)                                      --          --           1          --           --
                                                                   -------     -------     -------     -------      -------
61           Subtotal                                                   --          --         (17)         (2)          (2)
                                                                   -------     -------     -------     -------      -------
62        Total current period effects (b)                              --          35          19          41          112
                                                                   -------     -------     -------     -------      -------
       Change in mark-to-market gains (losses) for future
          period deliveries (b)
63        Electricity                                                    2          27           6         (10)           7
64        Other commodities                                              5          (2)          4          (1)           7
                                                                   -------     -------     -------     -------      -------
65        Subtotal                                                       7          25          10         (11)          14
                                                                   -------     -------     -------     -------      -------
66     Total gross margin                                          $     7     $    60     $    29     $    30      $   126
                                                                   =======     =======     =======     =======      =======

(a)  The net effect on pretax gross margin from realization of prior-period mark-to-market included in line 62 and in line 66 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 59 are included in line 55. The opposites of amounts included in line 60 are included in line 57. For example, line 59 shows that a prior-period mark-to-market gain of $2 million was transferred to "realized" for the total year 2000. A $2 million realized gain is included in the $69 million on line 55 for the total year 2000.

(b)  Quarterly amounts do not total to the annual amounts because of intrayear mark-to-market eliminations.

See Glossary of Terms.

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      2000

Line
                                                          1st Qtr     2nd Qtr     3rd Qtr     4th Qtr    Total Year
                                                          -------     -------     -------     -------    ----------
       AVERAGE ELECTRIC CUSTOMERS

       Retail customers
67        Residential                                     746,528     742,485     746,742     761,386      749,285
68        Business                                         92,667      93,343      94,479      96,024       94,128
                                                          -------     -------     -------     -------      -------
69           Total                                        839,195     835,828     841,221     857,410      843,413
70     Wholesale customers                                     67          67          67          67           67
                                                          -------     -------     -------     -------      -------
71           Total customers                              839,262     835,895     841,288     857,477      843,480
                                                          -------     -------     -------     -------      -------

72     Customer Growth (% over prior year)                    4.0%        4.1%        4.1%        4.2%         4.1%

       RETAIL ELECTRIC SALES (GWH) - WEATHER NORMALIZED

73     Residential                                          1,986       2,253       3,358       1,920        9,517
74     Business                                             2,741       3,320       3,620       3,004       12,685
                                                          -------     -------     -------     -------      -------
75           Total                                          4,727       5,573       6,978       4,924       22,202
                                                          -------     -------     -------     -------      -------

       RETAIL ELECTRICITY USAGE
          (KWH/AVERAGE CUSTOMER)

76     Residential                                          2,513       3,193       4,695       2,664       13,054
77     Business                                            29,536      36,200      38,887      30,867      135,496

       RETAIL ELECTRICITY USAGE - WEATHER NORMALIZED
          (KWH/AVERAGE CUSTOMER)

78     Residential                                          2,660       3,034       4,497       2,522       12,701
79     Business                                            29,579      35,568      38,315      31,284      134,763

       ELECTRICITY DEMAND (MW)

80     System peak demand                                   3,315       5,095       5,478       4,331        5,478

See Glossary of Terms.

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      2000

Line
                                                             1st Qtr     2nd Qtr     3rd Qtr     4th Qtr     Total Year
                                                             -------     -------     -------     -------     ----------
       ENERGY SOURCES (GWH)

       Generation production
81        Nuclear                                              2,325       2,090       2,348       2,078         8,841
82        Coal                                                 2,828       3,163       3,343       3,175        12,509
83        Gas, oil and other                                     323         526       1,046         889         2,784
                                                             -------     -------     -------     -------       -------
84           Total                                             5,476       5,779       6,737       6,142        24,134
                                                             -------     -------     -------     -------       -------
       Purchased power
85        Firm load                                              263         819       1,549         455         3,086
86        Marketing and trading                                2,206       3,184       9,860       3,642        18,892
                                                             -------     -------     -------     -------       -------
87           Total                                             2,469       4,003      11,409       4,097        21,978
                                                             -------     -------     -------     -------       -------
88           Total energy sources                              7,945       9,782      18,146      10,239        46,112
                                                             -------     -------     -------     -------       -------

       POWER PLANT PERFORMANCE

       Capacity Factors
89        Nuclear                                                 98%         88%         98%         87%           93%
90        Coal                                                    76%         85%         88%         84%           83%
91        Gas, oil and other                                      13%         21%         40%         34%           27%
92        System average                                          63%         67%         77%         70%           69%

       Generation Capacity Out of Service (average MW/day)
93        Nuclear                                                 27         129          21         143            80
94        Coal                                                   223         124          85         187           155
95        Gas                                                      8          43          16          20            22
96           Total                                               258         296         122         350           257

97     Generation Fuel Cost ($/MWh)                          $ 10.65     $ 12.69     $ 14.77     $ 16.28       $ 13.72

See Glossary of Terms.

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      2000

Line
                                                       1st Qtr     2nd Qtr     3rd Qtr     4th Qtr    Total Year
                                                       -------     -------     -------     -------    ----------
       ENERGY MARKET INDICATORS (a)

       Electricity Average Daily Spot Prices ($/MWh)
          On-Peak
98           Palo Verde                                $ 30.52     $ 90.49     $170.40     $154.33      $111.43
99           SP15                                      $ 31.40     $ 82.67     $152.74     $162.59      $107.35
          Off-Peak
100          Palo Verde                                $ 22.97     $ 31.91     $ 61.48     $ 95.72      $ 53.02
101          SP15                                      $ 24.52     $ 32.45     $ 66.28     $119.72      $ 60.74

       WEATHER INDICATORS

       Actual
102       Cooling degree-days                               71       1,712       2,547         253        4,583
103       Heating degree-days                              459           9          --         500          968
104       Average humidity                                  37%         23%         29%         46%          34%
       10-Year Averages
105       Cooling degree-days                               73       1,405       2,425         387        4,290
106       Heating degree-days                              549          33          --         449        1,031
107       Average humidity                                  44%         24%         34%         39%          35%

       ECONOMIC INDICATORS

       Building Permits -- Metro Phoenix (b)
108       Single-family                                  8,163       9,605       8,331       6,410       32,509
109       Multi-family                                   3,208       2,651       2,417       1,952       10,228
                                                       -------     -------     -------     -------      -------
110          Total                                      11,371      12,256      10,748       8,362       42,737
                                                       -------     -------     -------     -------      -------

       Arizona Job Growth (c)
111       Payroll job growth (% over prior year)           4.4%        4.0%        3.9%        3.4%         3.9%
112       Unemployment rate (%, seasonally adjusted)       4.1%        3.9%        3.8%        3.7%         3.9%

Sources:

(a)  This price is an average of daily prices  obtained and used with permission from Dow Jones & Company, Inc.
(b)  Arizona Real Estate Center, Arizona State University College of Business
(c)  Arizona Department of Economic Security

See Glossary of Terms.